UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2022

Date of reporting period: September 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

SEP    09.30.21

SEMI-ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 1

SEMI-ANNUAL REPORT

November 8, 2021

This report provides management’s discussion of fund performance for the AB Emerging Markets Multi-Asset Portfolio for the semi-annual reporting period ended September 30, 2021.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	6 Months	12 Months

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

Class A Shares	-1.84%	16.31%

Class C Shares	-2.23%	15.38%

Advisor Class Shares[1]	-1.62%	16.67%

Class R Shares[1]	-1.88%	16.08%

Class K Shares[1]	-1.82%	16.37%

Class I Shares[1]	-1.72%	16.61%

Class Z Shares[1]	-1.62%	16.69%

MSCI EM Index (net)	-3.45%	18.20%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2021. The Fund’s benchmark is fully composed of equities, while the Fund invests in both equities and fixed income.

All share classes of the Fund outperformed the benchmark for the six-month period, before sales charges. Emerging-market debt index returns outperformed emerging-market equity returns, so the structural underweight to equities of the Fund’s multi-asset strategy contributed when measured against a pure equity benchmark. Equity and fixed-income holdings outperformed their respective equity and fixed-income benchmarks, and overall security selection within equities and fixed income contributed to absolute returns. Active currency management contributed during the period.

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During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Emerging-market debt index returns contributed on an absolute basis but lagged emerging-market equity returns, so the structural underweight to equities detracted when measured against a pure equity benchmark. Overall security selection within equities and fixed income contributed, and both categories outperformed their respective benchmarks. Active currency management also contributed during the 12-month period.

During both periods, the Fund utilized derivatives for hedging and investment purposes in the form of currency forwards and written swaptions, which added to absolute performance, while variance swaps, credit default swaps and purchased swaptions detracted; futures and total return swaps detracted for the six-month period, but added for the 12-month period; interest rate swaps added for the six-month period, but detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns and emerging-market equities declined for the six-month period ended September 30, 2021. Accommodative monetary policy and strong company earnings growth continued to support equity markets, but bouts of volatility increased as the accelerating economic recovery triggered inflationary fears. Worsening supply-chain constraints and the negative economic impact of the coronavirus delta variant were compounded by the convergence of politically divisive budget and spending plan negotiations in the US. The likelihood of contagion from the collapse of the heavily indebted Chinese real estate developer Evergrande and a slowdown in China’s economy pushed emerging-market equities into negative territory and weighed on global risk sentiment. Equity markets remained under pressure after the US Federal Reserve turned more hawkish regarding the timing of tapering and interest-rate liftoff, and as concern grew over the US debt-ceiling crisis. Surging oil and commodity prices stoked inflationary fears, driving bond yields higher and equities sharply lower. Large-cap stocks significantly outperformed small-cap stocks on a relative basis, and despite intervals of market rotation, growth-style stocks outperformed their value-style peers.

Developed-market fixed-income market returns were mostly positive as longer-term government bond yields fell during most of the period in all regions except Europe on growth concerns from the delta variant, until August when inflation reports and central bank tapering comments started to send yields higher. Low interest rates set the stage for the continued outperformance of risk assets, led by emerging-market high-yield sovereign bonds. Developed- and emerging-market high-yield and investment-grade corporate bonds also posted strong returns. Corporate bond returns were higher in the US than in Europe, mostly because of the divergence in government yields. Emerging-market local-currency bonds had positive performance but trailed developed-market treasuries as the

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US dollar rose against the majority of emerging-market currencies and all major developed-market currencies except the Swiss franc. Securitized assets advanced but trailed US Treasuries. Commodity prices continued their ascent, led by the continued recovery in Brent crude oil prices.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return by dynamically adjusting exposure to emerging markets by investing across asset classes. The Team’s emerging-market strategy searches for long-term growth with lower volatility. In seeking to reduce risk and provide downside protection, the Team pursues active stocks and flexible bond allocations. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities

(continued on next page)

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for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund may utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest-rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets in emerging-market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

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DISCLOSURES AND RISKS (continued)

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Sovereign Debt Risk: Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility

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DISCLOSURES AND RISKS (continued)

due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales

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DISCLOSURES AND RISKS (continued)

charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	16.31%	11.38%

5 Years	6.16%	5.25%

10 Years	4.85%	4.39%

CLASS C SHARES

1 Year	15.38%	14.38%

5 Years	5.37%	5.37%

10 Years[1]	4.08%	4.08%

ADVISOR CLASS SHARES[2]

1 Year	16.67%	16.67%

5 Years	6.44%	6.44%

10 Years	5.14%	5.14%

CLASS R SHARES[2]

1 Year	16.08%	16.08%

5 Years	5.92%	5.92%

10 Years	4.61%	4.61%

CLASS K SHARES[2]

1 Year	16.37%	16.37%

5 Years	6.16%	6.16%

10 Years	4.87%	4.87%

CLASS I SHARES[2]

1 Year	16.61%	16.61%

5 Years	6.43%	6.43%

10 Years	5.13%	5.13%

CLASS Z SHARES[2]

1 Year	16.69%	16.69%

Since Inception[3]	4.91%	4.91%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.65%, 2.41%, 1.40%, 2.11%, 1.81%, 1.25% and 1.32% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2022. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	11.38%

5 Years	5.25%

10 Years	4.39%

CLASS C SHARES

1 Year	14.38%

5 Years	5.37%

10 Years[1]	4.08%

ADVISOR CLASS SHARES[2]

1 Year	16.67%

5 Years	6.44%

10 Years	5.14%

CLASS R SHARES[2]

1 Year	16.08%

5 Years	5.92%

10 Years	4.61%

CLASS K SHARES[2]

1 Year	16.37%

5 Years	6.16%

10 Years	4.87%

CLASS I SHARES[2]

1 Year	16.61%

5 Years	6.43%

10 Years	5.13%

CLASS Z SHARES[2]

1 Year	16.69%

Since Inception[3]	4.91%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$981.60	$6.16	1.24%
Hypothetical**	$1,000	$1,018.85	$6.28	1.24%
Class C
Actual	$1,000	$977.70	$9.87	1.99%
Hypothetical**	$1,000	$1,015.09	$10.05	1.99%
Advisor Class
Actual	$1,000	$983.80	$4.92	0.99%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%
Class R
Actual	$1,000	$981.20	$7.40	1.49%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%
Class K
Actual	$1,000	$981.80	$6.16	1.24%
Hypothetical**	$1,000	$1,018.85	$6.28	1.24%
Class I
Actual	$1,000	$982.80	$4.92	0.99%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%
Class Z
Actual	$1,000	$983.80	$4.92	0.99%
Hypothetical**	$1,000	$1,020.10	$5.01	0.99%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

September 30, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $184.6

1

All data are as of September 30, 2021. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 2.1% or less in the following sectors: Emerging Markets–Treasuries, Equity Linked Notes, Funds and Investment Trusts, Treasury Bonds and Utilities.

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PORTFOLIO SUMMARY (continued)

September 30, 2021 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co., Ltd.	$4,570,741	2.5%

Samsung Electronics Co., Ltd.	4,066,164	2.2

Agricultural Bank of China Ltd. – Class H	3,426,373	1.9

PetroChina Co., Ltd.	3,279,491	1.8

Hana Financial Group, Inc.	2,992,198	1.6

LUKOIL PJSC (Sponsored ADR)	2,892,431	1.6

Hon Hai Precision Industry Co., Ltd.	2,788,262	1.5

Egypt Government International Bond	2,705,538	1.5

Ukraine Government International Bond	2,453,397	1.3

Tencent Holdings Ltd.	2,417,800	1.3

	$31,592,395	17.2%

1

All data are as of September 30, 2021. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following: Angola, Argentina, Australia, Azerbaijan, Bahamas, Bahrain, Chile, Czech Republic, Dominican Republic, Ecuador, El Salvador, France, Gabon, Ghana, Greece, Guatemala, Honduras, Hong Kong, Hungary, Israel, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Kuwait, Lebanon, Malaysia, Mongolia, Nigeria, Oman, Pakistan, Panama, Paraguay, Philippines, Poland, Qatar, Romania, Saudi Arabia, Senegal, Sri Lanka, Thailand, Trinidad & Tobago, Turkey, United Arab Emirates, United States, Uruguay, Venezuela, Vietnam and Zambia.

2	Long-term investments.

16 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

September 30, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 56.4%
Financials – 13.8%
Banks – 9.1%
Abu Dhabi Islamic Bank PJSC	49,233	$77,395
Agricultural Bank of China Ltd. – Class H	9,974,000	3,426,373
Banco Santander Chile	2,208,696	110,680
Bank of China Ltd. – Class H	323,000	114,127
Bank of Communications Co., Ltd. – Class H	1,044,000	617,940
Capitec Bank Holdings Ltd.	85	10,268
China CITIC Bank Corp., Ltd. – Class H	2,078,000	936,613
China Construction Bank Corp. – Class H	600,000	428,210
China Everbright Bank Co., Ltd. – Class H	326,000	114,750
China Merchants Bank Co., Ltd. – Class H	15,000	119,372
Chongqing Rural Commercial Bank Co., Ltd. – Class H	148,000	53,798
Commercial Bank PSQC (The)	68,100	115,009
Grupo Financiero Banorte SAB de CV – Class O	17,319	110,996
Habib Bank Ltd.	81,241	52,228
Halyk Savings Bank of Kazakhstan JSC (GDR)(a)	23,000	391,000
Hana Financial Group, Inc.	76,976	2,992,198
HDFC Bank Ltd.	44,723	954,841
Industrial Bank Co., Ltd. – Class A	465,960	1,313,939
KB Financial Group, Inc.	17,225	801,092
Kuwait Finance House KSCP	40,960	111,654
Malayan Banking Bhd	56,600	108,833
MCB Bank Ltd.	44,776	40,213
Metropolitan Bank & Trust Co.	678,620	580,285
Postal Savings Bank of China Co., Ltd.(a)	166,000	114,118
Sberbank of Russia PJSC (Sponsored ADR)	113,887	2,133,982
Taishin Financial Holding Co., Ltd.	90,000	58,263
TCS Group Holding PLC (GDR)(a)	10,019	911,043

		16,799,220

Capital Markets – 0.4%
China Everbright Ltd.	78,000	91,645
East Money Information Co., Ltd. – Class A	15,900	84,254
GF Securities Co., Ltd. – Class H	60,800	106,026
Korea Investment Holdings Co., Ltd.	1,444	103,769
Meritz Securities Co., Ltd.	25,142	104,196
NH Investment & Securities Co., Ltd.	9,831	105,861
Samsung Securities Co., Ltd.	2,666	106,496
Up Fintech Holding Ltd. (ADR)(b)(c)	2,572	27,237

		729,484

Consumer Finance – 0.3%
360 DigiTech, Inc. (ADR)(c)	5,739	116,616
Manappuram Finance Ltd.	196,945	446,740

		563,356

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.7%
Chailease Holding Co., Ltd.	28,000	$245,899
Far East Horizon Ltd.	111,000	112,645
FirstRand Ltd.	27,992	119,914
Fubon Financial Holding Co., Ltd.	545,600	1,491,034
Haci Omer Sabanci Holding AS	747,535	814,731
Piramal Enterprises Ltd.	3,303	114,937
REC Ltd.	54,651	115,443
Yuanta Financial Holding Co., Ltd.	126,000	111,169

		3,125,772

Insurance – 1.8%
AIA Group Ltd.	118,000	1,357,520
Bupa Arabia for Cooperative Insurance Co.	2,796	111,223
Co. for Cooperative Insurance (The)	4,509	103,988
PICC Property & Casualty Co., Ltd. – Class H	1,322,000	1,282,431
Ping An Insurance Group Co. of China Ltd. – Class H	38,000	259,896
Ping An Insurance Group Co. of China, Ltd. – Class A	28,200	210,750
Powszechny Zaklad Ubezpieczen SA	11,707	107,096

		3,432,904

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Ltd.	24,109	888,009

		25,538,745

Information Technology – 13.3%
Electronic Equipment, Instruments & Components – 2.6%
Hon Hai Precision Industry Co., Ltd.	747,000	2,788,262
Kingboard Holdings Ltd.	24,500	110,877
Samsung SDI Co., Ltd.	1,820	1,086,031
Sinbon Electronics Co., Ltd.	59,000	496,128
Synnex Technology International Corp.	59,000	109,873
WPG Holdings Ltd.	62,000	107,403
Zhen Ding Technology Holding Ltd.	22,000	77,351

		4,775,925

IT Services – 1.3%
GDS Holdings Ltd. (ADR)(b)(c)	23,072	1,306,106
Infosys Ltd. (Sponsored ADR)	26,770	595,632
Network International Holdings PLC(a)(c)	72,705	355,899
Tech Mahindra Ltd.	5,778	107,083
Wipro Ltd.	12,482	106,278

		2,470,998

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 6.4%
ASE Technology Holding Co., Ltd.	26,000	$100,589
Daqo New Energy Corp. (ADR)(c)	1,976	112,632
Hangzhou Silan Microelectronics Co., Ltd.	5,900	51,866
MediaTek, Inc.	69,000	2,220,936
Novatek Microelectronics Corp.	103,000	1,496,470
Parade Technologies Ltd.	2,000	117,071
Realtek Semiconductor Corp.	1,000	17,618
Silergy Corp.	1,000	145,454
SK Hynix, Inc.	10,552	903,318
Taiwan Semiconductor Manufacturing Co., Ltd.	221,000	4,570,741
United Microelectronics Corp.	898,000	2,035,541

		11,772,236

Technology Hardware, Storage & Peripherals – 3.0%
Asustek Computer, Inc.	11,000	127,756
Lenovo Group Ltd.	108,000	140,964
Samsung Electronics Co., Ltd.	65,589	4,066,164
Samsung Electronics Co., Ltd. (Preference Shares)	20,050	1,169,691

		5,504,575

		24,523,734

Consumer Discretionary – 6.5%
Auto Components – 0.1%
Fuyao Glass Industry Group Co., Ltd. – Class H(a)	16,800	89,359
Hankook Tire & Technology Co., Ltd.	527	19,098

		108,457

Automobiles – 1.9%
Dongfeng Motor Group Co., Ltd. – Class H	248,000	220,844
Ford Otomotiv Sanayi AS	12,226	229,727
Great Wall Motor Co., Ltd. – Class H	28,000	103,027
Kia Corp.	32,061	2,165,289
SAIC Motor Corp., Ltd. – Class A	252,000	743,294

		3,462,181

Hotels, Restaurants & Leisure – 1.6%
Despegar.com Corp.(b)(c)	39,050	469,771
MakeMyTrip Ltd.(b)(c)	18,147	493,417
OPAP SA	127,838	1,977,763
Yum China Holdings, Inc.	497	28,881

		2,969,832

Internet & Direct Marketing Retail – 2.0%
Alibaba Group Holding Ltd.(c)	87,520	1,620,340
JD.com, Inc. – Class A(c)	44,970	1,621,274

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

momo.com, Inc.	9,000	$521,608
Naspers Ltd. – Class N	21	3,471

		3,766,693

Specialty Retail – 0.4%
Abu Dhabi National Oil Co. for Distribution PJSC	90,252	102,214
China Meidong Auto Holdings Ltd.	3,866	19,453
Jarir Marketing Co.	1,937	108,094
Topsports International Holdings Ltd.(a)	299,000	339,575
Zhongsheng Group Holdings Ltd.	29,000	232,470

		801,806

Textiles, Apparel & Luxury Goods – 0.5%
ANTA Sports Products Ltd.	14,000	264,369
Li Ning Co., Ltd.	29,500	340,009
LVMH Moet Hennessy Louis Vuitton SE	297	212,730
Shenzhou International Group Holdings Ltd.	6,000	127,341

		944,449

		12,053,418

Materials – 6.4%
Chemicals – 0.9%
Formosa Chemicals & Fibre Corp.	3,000	8,975
Nan Ya Plastics Corp.	22,000	71,915
Orbia Advance Corp. SAB de CV	71,716	184,106
Petronas Chemicals Group Bhd	59,100	122,816
PhosAgro PJSC (GDR)(a)	5,685	126,662
Saudi Basic Industries Corp.	1,095	37,003
Tosoh Corp.	50,500	915,148
Wanhua Chemical Group Co., Ltd. – Class A	6,500	106,500
Zhejiang Satellite Petrochemical Co., Ltd.	16,289	97,818

		1,670,943

Construction Materials – 0.3%
ACC Ltd.	3,714	112,213
Ambuja Cements Ltd.	20,177	108,516
Taiwan Cement Corp.	176,610	321,652
UltraTech Cement Ltd.	181	17,953

		560,334

Metals & Mining – 5.2%
African Rainbow Minerals Ltd.	7,876	100,528
Baoshan Iron & Steel Co., Ltd. – Class A	46,800	62,668
China Hongqiao Group Ltd.	996,596	1,264,762
Cia Siderurgica Nacional SA	20,600	108,679
CSN Mineracao SA	403,300	471,748
Eregli Demir ve Celik Fabrikalari TAS	58,961	108,576
Fortescue Metals Group Ltd.	48,250	513,960
Grupo Mexico SAB de CV	27,543	109,524
Hindalco Industries Ltd.	260,550	1,705,628

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Impala Platinum Holdings Ltd.	59,268	$667,942
Inner Mongolia BaoTou Steel Union Co., Ltd.(c)	103,400	50,349
JSW Steel Ltd.	12,725	113,638
Kumba Iron Ore Ltd.	3,157	103,723
MMC Norilsk Nickel PJSC (ADR)	7,237	216,531
Polyus PJSC (GDR)(a)	829	68,106
POSCO	6,057	1,667,847
Rio Tinto Ltd.	3,223	229,449
Southern Copper Corp.	1,972	110,708
Tata Steel Ltd.	98,984	1,699,597
Vale SA	7,200	100,799
Vedanta Ltd.	27,987	107,968

		9,582,730

		11,814,007

Energy – 4.8%
Oil, Gas & Consumable Fuels – 4.8%
Bharat Petroleum Corp., Ltd.	16,874	97,666
China Petroleum & Chemical Corp.	161,100	110,670
China Petroleum & Chemical Corp. – Class H	230,000	113,342
China Shenhua Energy Co., Ltd. – Class A	33,500	117,277
China Shenhua Energy Co., Ltd. – Class H	51,000	118,802
Exxaro Resources Ltd.	9,527	101,877
GS Holdings Corp.	2,862	106,840
Guanghui Energy Co., Ltd.(c)	53,793	71,984
Hindustan Petroleum Corp., Ltd.	30,343	122,318
Indian Oil Corp. Ltd.	72,153	120,986
LUKOIL PJSC (Sponsored ADR)	30,556	2,892,431
MOL Hungarian Oil & Gas PLC	14,392	119,566
PetroChina Co., Ltd. – Class H	7,002,000	3,279,491
Petroleo Brasileiro SA	23,700	122,509
Polski Koncern Naftowy ORLEN SA	36,407	750,082
Polskie Gornictwo Naftowe i Gazownictwo SA	73,880	120,073
Saudi Arabian Oil Co.(a)	12,743	122,206
Shaanxi Coal Industry Co., Ltd.	48,500	110,776
Yanzhou Coal Mining Co., Ltd.	23,200	103,578
Yanzhou Coal Mining Co., Ltd. – Class H	60,000	113,144

		8,815,618

Communication Services – 2.7%
Diversified Telecommunication Services – 0.3%
Chunghwa Telecom Co., Ltd.	17,000	67,346
Emirates Telecommunications Group Co. PJSC	17,537	114,638
LG Uplus Corp.	9,024	113,438
MultiChoice Group	11,428	86,643
Sarana Menara Nusantara Tbk PT	310,000	28,571

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telekom Malaysia Bhd	81,700	$111,165
Tower Bersama Infrastructure Tbk PT	161,000	33,175

		554,976

Interactive Media & Services – 2.0%
NAVER Corp.	3,993	1,295,597
Tencent Holdings Ltd.	40,500	2,417,800
Weibo Corp. (Sponsored ADR)(c)	1,233	58,555

		3,771,952

Media – 0.1%
Cheil Worldwide, Inc.	5,860	111,924

Wireless Telecommunication Services – 0.3%
America Movil SAB de CV	37,116	32,852
Globe Telecom, Inc.	1,720	100,617
PLDT, Inc.	2,770	91,229
SK Telecom Co., Ltd.(c)	438	118,968
Taiwan Mobile Co., Ltd.	5,000	17,733
Turkcell Iletisim Hizmetleri AS	12,145	20,839
Vodacom Group Ltd.	12,162	116,332

		498,570

		4,937,422

Industrials – 2.2%
Aerospace & Defense – 0.1%
Bharat Electronics Ltd.	41,015	111,142

Commercial Services & Supplies – 0.3%
China Everbright Environment Group Ltd.	149,000	111,968
Sunny Friend Environmental Technology Co., Ltd.	52,000	367,567

		479,535

Electrical Equipment – 0.1%
Havells India Ltd.	5,877	108,318
TBEA Co., Ltd. – Class A	29,600	110,360

		218,678

Industrial Conglomerates – 0.4%
CITIC Ltd.	95,000	100,580
Industries Qatar QSC	33,121	140,544
KOC Holding AS	42,089	107,056
Refrigeration Electrical Engineering Corp.(c)	107,680	306,998
Siemens Ltd.	1,952	55,878
Sime Darby Bhd	128,500	69,675

		780,731

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 0.2%
China Yuchai International Ltd.	23,050	$313,250
Haitian International Holdings Ltd.	31,000	96,182

		409,432

Marine – 0.2%
COSCO SHIPPING Holdings Co., Ltd.(c)	33,930	89,873
COSCO Holdings Co., Ltd. – Class H(b)(c)	61,100	92,715
Evergreen Marine Corp. Taiwan Ltd.	19,000	84,408
Pan Ocean Co., Ltd.	17,613	110,568

		377,564

Professional Services – 0.7%
HeadHunter Group PLC (ADR)	25,320	1,235,616

Trading Companies & Distributors – 0.0%
Adani Enterprises Ltd.	889	17,477

Transportation Infrastructure – 0.2%
China Merchants Port Holdings Co., Ltd.	68,000	116,281
International Container Terminal Services, Inc.	29,500	112,772
Shanghai International Port Group Co., Ltd.	116,100	109,407
Zhejiang Expressway Co., Ltd. – Class H	136,000	112,159

		450,619

		4,080,794

Real Estate – 2.1%
Equity Real Estate Investment Trusts (REITs) – 0.7%
Fibra Uno Administracion SA de CV	1,203,550	1,369,638

Real Estate Management & Development – 1.4%
A-Living Smart City Services Co., Ltd. – Class H(a)	262,750	933,086
Agile Group Holdings Ltd.	144,000	134,296
Aldar Properties PJSC	100,214	110,769
China Aoyuan Group Ltd.	107,000	56,402
Country Garden Services Holdings Co., Ltd.	23,000	181,745
Hopson Development Holdings Ltd.	33,400	118,923
Logan Group Co. Ltd.	10,000	10,436
Longfor Properties Co., Ltd.(a)	106,500	486,608
Powerlong Real Estate Holdings Ltd.	148,000	111,558
Vincom Retail JSC(c)	308,840	394,094

		2,537,917

		3,907,555

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 2.0%
Electric Utilities – 0.8%
Centrais Eletricas Brasileiras SA	16,100	$113,852
CEZ AS	3,513	114,416
Cia Energetica de Minas Gerais (Preference Shares)	11,900	30,658
CPFL Energia SA	21,600	106,815
Equatorial Energia SA	161,200	750,387
Manila Electric Co.	11,230	65,420
Power Grid Corp. of India Ltd.	102,327	260,155

		1,441,703

Gas Utilities – 1.2%
Beijing Enterprises Holdings Ltd.	14,500	57,877
GAIL India Ltd.	947,977	2,018,138
Petronas Gas Bhd	7,700	30,936

		2,106,951

Independent Power and Renewable Electricity Producers – 0.0%
NTPC Ltd.	17,371	33,073

		3,581,727

Consumer Staples – 1.3%
Beverages – 0.4%
Coca-Cola Femsa SAB de CV	16,361	92,357
Tsingtao Brewery Co., Ltd. – Class A	62,100	771,661

		864,018

Food & Staples Retailing – 0.3%
Atacadao SA	24,300	79,249
Magnit PJSC (Sponsored GDR)(a)	7,323	123,392
SPAR Group Ltd. (The)	8,230	107,349
X5 Retail Group NV (GDR)(a)	8,020	260,409

		570,399

Food Products – 0.1%
JBS SA	18,400	125,251

Household Products – 0.4%
C&S Paper Co., Ltd.	268,400	717,163

Personal Products – 0.1%
Colgate-Palmolive India Ltd.	4,788	107,779

Tobacco – 0.0%
Eastern Co. SAE	75,006	58,402

		2,443,012

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Health Care – 1.3%
Biotechnology – 0.1%
I-Mab (Sponsored ADR)(c)		577	$41,827
SK Bioscience Co., Ltd.(c)		466	106,463

			148,290

Health Care Providers & Services – 0.3%
Apollo Hospitals Enterprise Ltd.		1,696	101,985
Universal Vision Biotechnology Co., Ltd.		45,000	494,538

			596,523

Life Sciences Tools & Services – 0.1%
Divi’s Laboratories Ltd.		1,618	104,495
Wuxi Biologics Cayman, Inc.(a)(c)		7,000	113,542

			218,037

Pharmaceuticals – 0.8%
China Medical System Holdings Ltd.		343,000	625,114
Genomma Lab Internacional SAB de CV – Class B(c)		434,970	413,023
Richter Gedeon Nyrt		10,720	293,162
Shanghai Fosun Pharmaceutical Group Co., Ltd. – Class H		14,500	74,230

			1,405,529

			2,368,379

Total Common Stocks (cost $86,151,683)			104,064,411

		Principal Amount (000)
FIXED INCOME – 37.3%
Sovereign Bonds – 20.3%
Angolan Government International Bond 9.125%, 11/26/2049(a)	U.S.$	979	991,205
9.375%, 05/08/2048(a)		448	460,824
Argentine Republic Government International Bond 0.50%, 07/09/2030		1,789	653,121
1.00%, 07/09/2029		236	90,496
1.125%, 07/09/2035		2,792	910,298
2.00%, 01/09/2038		1,249	481,452
2.50%, 07/09/2041		210	76,538
Bahamas Government International Bond 8.95%, 10/15/2032(a)		319	296,670
Bahrain Government International Bond 5.625%, 09/30/2031(a)		200	198,163
6.00%, 09/19/2044(a)		480	441,090

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.75%, 09/20/2029(a)	U.S.$	244	$261,355
7.00%, 10/12/2028(a)		334	364,895
Colombia Government International Bond 3.125%, 04/15/2031		950	888,131
3.25%, 04/22/2032		535	498,352
5.00%, 06/15/2045		302	294,035
6.125%, 01/18/2041		260	285,967
Dominican Republic International Bond 5.50%, 01/27/2025(a)		100	109,206
5.875%, 01/30/2060(a)		377	368,117
6.40%, 06/05/2049(a)		364	385,453
6.50%, 02/15/2048(a)		298	318,357
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		106	55,250
0.50%, 07/31/2040(a)		446	258,509
1.00%, 07/31/2035(a)		900	596,889
5.00%, 07/31/2030(a)		860	719,952
Egypt Government International Bond 3.875%, 02/16/2026(a)		359	335,665
5.875%, 06/11/2025(a)		313	322,359
7.30%, 09/30/2033(a)		217	209,676
7.50%, 02/16/2061(a)		253	220,110
7.60%, 03/01/2029(a)		302	311,060
7.903%, 02/21/2048(a)		300	271,500
8.15%, 11/20/2059(a)		585	535,275
8.50%, 01/31/2047(a)		305	292,037
8.875%, 05/29/2050(a)		211	207,856
El Salvador Government International Bond 5.875%, 01/30/2025(a)		87	67,208
6.375%, 01/18/2027(a)		294	219,765
7.125%, 01/20/2050(a)		938	647,220
7.65%, 06/15/2035(a)		57	41,610
7.75%, 01/24/2023(a)		63	53,235
8.625%, 02/28/2029(a)		226	174,585
Gabon Government International Bond 6.625%, 02/06/2031(a)		200	196,475
Ghana Government International Bond 7.75%, 04/07/2029(a)		243	230,850
7.875%, 03/26/2027-02/11/2035(a)		936	860,733
8.125%, 03/26/2032(a)		200	189,038
8.627%, 06/16/2049(a)		432	386,181
8.95%, 03/26/2051(a)		200	182,038
Honduras Government International Bond 7.50%, 03/15/2024(a)		290	305,461
Indonesia Government International Bond 2.85%, 02/14/2030		200	206,225
4.125%, 01/15/2025(a)		380	415,619
4.20%, 10/15/2050		340	376,295

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast Government International Bond 6.125%, 06/15/2033(a)	U.S.$	1,058	$1,114,405
6.375%, 03/03/2028(a)		295	324,002
Jamaica Government International Bond 6.75%, 04/28/2028		200	232,788
8.00%, 03/15/2039		108	151,200
Lebanon Government International Bond 6.00%, 01/27/2023(a)(c)(d)		36	5,940
6.65%, 04/22/2024(a)(c)(d)		57	9,405
6.85%, 03/23/2027(a)(c)(d)		481	79,365
Series E 6.10%, 10/04/2022(a)(c)(d)		216	35,640
Series G 6.20%, 02/26/2025(a)(c)(d)		206	33,990
6.60%, 11/27/2026(a)(c)(d)		170	28,050
Mexico Government International Bond 4.75%, 03/08/2044		140	148,864
5.00%, 04/27/2051		249	273,091
Mongolia Government International Bond 5.625%, 05/01/2023(a)		200	209,725
Nigeria Government International Bond 6.125%, 09/28/2028(a)		401	401,501
6.50%, 11/28/2027(a)		272	280,891
7.375%, 09/28/2033(a)		363	365,722
7.625%, 11/28/2047(a)		633	607,403
7.696%, 02/23/2038(a)		240	236,295
8.25%, 09/28/2051(a)		200	201,250
Oman Government International Bond 4.875%, 02/01/2025(a)		205	212,598
5.625%, 01/17/2028(a)		211	219,176
6.50%, 03/08/2047(a)		294	282,754
6.75%, 01/17/2048(a)		616	607,261
Pakistan Government International Bond 6.875%, 12/05/2027(a)		325	325,670
7.375%, 04/08/2031(a)		422	420,464
Panama Bonos del Tesoro Series DOM 3.362%, 06/30/2031		350	354,266
Panama Government International Bond 3.16%, 01/23/2030		447	460,773
3.87%, 07/23/2060		290	283,076
4.00%, 09/22/2024		200	215,225
Panama Notas del Tesoro 3.75%, 04/17/2026		400	426,575
Paraguay Government International Bond 4.95%, 04/28/2031(a)		208	234,039
Perusahaan Penerbit SBSN Indonesia III 4.15%, 03/29/2027(a)		200	223,413

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peruvian Government International Bond 3.23%, 07/28/2121	U.S.$	148	$122,822
Philippine Government International Bond 3.20%, 07/06/2046		281	276,465
Qatar Government International Bond 4.40%, 04/16/2050(a)		864	1,050,840
4.50%, 04/23/2028(a)		300	349,837
5.103%, 04/23/2048(a)		239	316,720
Republic of Guatemala 4.65%, 10/07/2041		215	209,535
Republic of Kenya Government International Bond 8.00%, 05/22/2032(a)		346	381,205
Republic of South Africa Government International Bond 4.85%, 09/27/2027		550	576,154
5.00%, 10/12/2046		460	405,950
Romanian Government International Bond 4.00%, 02/14/2051(a)		210	208,661
Russian Foreign Bond – Eurobond 5.25%, 06/23/2047(a)		800	1,014,150
5.625%, 04/04/2042(a)		200	258,914
Saudi Government International Bond 3.25%, 10/22/2030(a)		260	277,940
4.625%, 10/04/2047(a)		310	363,862
5.25%, 01/16/2050(a)		201	259,793
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	400	482,250
6.75%, 03/13/2048(a)	U.S.$	200	201,725
Sri Lanka Government International Bond 6.20%, 05/11/2027(a)		200	121,475
7.85%, 03/14/2029(a)		240	146,070
Turkey Government International Bond 4.875%, 04/16/2043		893	692,134
Ukraine Government International Bond 6.75%, 06/20/2026(a)	EUR	173	217,278
6.876%, 05/21/2029(a)	U.S.$	284	287,692
7.75%, 09/01/2023-09/01/2026(a)		1,167	1,255,878
Series GDP 1.25%, 05/31/2040(a)		638	692,549
Uruguay Government International Bond 4.375%, 01/23/2031		149	171,704
4.975%, 04/20/2055		17	21,809
5.10%, 06/18/2050		49	62,315
Venezuela Government International Bond 11.95%, 08/05/2031(a)(c)(d)		265	26,781
12.75%, 08/23/2022(a)(c)(d)		564	56,410

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zambia Government International Bond 8.97%, 07/30/2027(a)(c)(d)	U.S.$	825	$635,250

Total Sovereign Bonds (cost $38,047,214)			37,411,386

Corporate Bonds – 7.9%
AES Gener SA 6.35%, 10/07/2079(a)		200	210,804
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		315	324,765
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)		365	355,419
Bangkok Bank PCL/Hong Kong 3.733%, 09/25/2034(a)		200	203,345
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		365	365,512
Braskem Idesa SAPI 7.45%, 11/15/2029(a)		219	231,702
Cemex SAB de CV 5.125%, 06/08/2026(a)(e)		251	254,137
7.375%, 06/05/2027(a)		200	221,548
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		200	225,750
Central American Bottling Corp. 5.75%, 01/31/2027(a)		135	138,527
Central China Real Estate Ltd. 7.75%, 05/24/2024(a)		260	158,275
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		446	363,574
China Aoyuan Group Ltd. 5.88%, 03/01/2027(a)		260	196,300
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		216	212,582
Colbun SA 3.95%, 10/11/2027(a)		263	285,897
CSN Resources SA 4.625%, 06/10/2031(a)		287	283,594
Digicel Group Holdings Ltd. 7.00%, 10/18/2021(e)(f)(g)		16	13,343
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(a)(f)		99	87,552
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(f)		267	267,129
Ecopetrol SA 6.875%, 04/29/2030		401	468,368
7.375%, 09/18/2043		185	215,294
Embraer Netherlands Finance BV 5.40%, 02/01/2027		155	165,172

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)	U.S.$	170	$174,566
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		200	198,775
8.375%, 11/08/2027	COP	418,000	103,120
Gran Tierra Energy International Holdings Ltd. 6.25%, 02/15/2025(a)	U.S.$	400	347,908
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(a)		200	173,282
Grupo Energia Bogota SA ESP 4.875%, 05/15/2030(a)		268	301,215
Huarong Finance II Co., Ltd. 5.00%, 11/19/2025(a)		861	839,475
5.50%, 01/16/2025(a)		427	421,662
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		250	260,000
Industrias Penoles SAB de CV 4.15%, 09/12/2029(a)		200	218,727
Infraestructura Energetica Nova SAB de CV 3.75%, 01/14/2028(a)		334	357,338
Intercorp Financial Services, Inc. 4.125%, 10/19/2027(a)		200	202,350
Intercorp Peru Ltd. 3.875%, 08/15/2029(a)		200	194,750
Klabin Austria GmbH 3.20%, 01/12/2031(a)		359	343,833
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		200	193,663
Leviathan Bond Ltd. 6.75%, 06/30/2030(a)		87	96,820
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		342	363,762
Minejesa Capital BV 5.625%, 08/10/2037(a)		215	228,499
Nexa Resources SA 6.50%, 01/18/2028(a)		329	362,765
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(g)		132	2,183
OEC Finance Ltd. 7.125%, 12/26/2046(a)(f)		113	9,797
Oleoducto Central SA 4.00%, 07/14/2027(a)		285	291,733
Peru LNG SRL 5.375%, 03/22/2030(a)		294	235,935
Petrobras Global Finance BV 8.75%, 05/23/2026		158	199,515
Prosus NV 3.68%, 01/21/2030(a)		318	328,991
Scenery Journey Ltd. 12.00%, 10/24/2023(a)		205	37,925

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SEPLAT Petroleum Development Co. PLC 7.75%, 04/01/2026(a)	U.S.$	200	$208,500
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		200	196,027
Suzano Austria GmbH 3.75%, 01/15/2031		112	115,169
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		305	309,126
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(c)(d)(f)(g)(h)(i)		105	1,060
TransJamaican Highway Ltd. 5.75%, 10/10/2036(a)		158	158,726
Transportadora de Gas Internacional SA ESP 5.55%, 11/01/2028(a)		200	226,360
Tullow Oil PLC 10.25%, 05/15/2026(a)		238	248,758
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		355	382,844
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022(c)(d)(g)		202	1,010
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		282	274,209
Xiaomi Best Time International Ltd. 2.875%, 07/14/2031(a)		215	212,958
Yuzhou Group Holdings Co., Ltd. 6.35%, 01/13/2027(a)		260	168,371
Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(a)		285	279,300

Total Corporate Bonds (cost $14,654,876)			14,519,596

Quasi-Sovereign Bonds – 6.4%
Aeropuerto Internacional de Tocumen SA 4.00%, 08/11/2041(a)		306	311,221
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		200	196,225
4.677%, 02/09/2051(a)		200	191,912
5.00%, 09/29/2036(a)		237	248,850
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)		200	213,700
DP World Ltd./United Arab Emirates 4.70%, 09/30/2049(a)		200	217,710
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	216,050
5.00%, 01/25/2047(a)		200	239,662
Eskom Holdings SOC Ltd. 6.35%, 08/10/2028(a)		304	323,570
7.125%, 02/11/2025(a)		485	503,733

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indonesia Asahan Aluminium Persero PT 5.80%, 05/15/2050(a)	U.S.$	200	$233,350
KazMunayGas National Co. JSC 5.75%, 04/19/2047(a)		200	239,500
6.375%, 10/24/2048(a)		200	256,000
Lamar Funding Ltd. 3.958%, 05/07/2025(a)		364	364,723
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(a)		200	198,475
Oil and Gas Holding Co. BSCC (The) 7.50%, 10/25/2027(a)		200	218,423
7.625%, 11/07/2024(a)		200	218,690
Pertamina Persero PT 5.625%, 05/20/2043(a)		200	236,500
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 3.375%, 02/05/2030(a)		1,399	1,431,352
3.875%, 07/17/2029(a)		200	211,740
5.45%, 05/21/2028(a)		220	255,379
Petroleos de Venezuela SA 5.375%, 04/12/2027(a)(c)(d)		226	12,414
6.00%, 11/15/2026(a)(c)(d)		220	12,100
9.00%, 11/17/2021(a)(c)(d)		128	7,064
Petroleos Mexicanos 5.95%, 01/28/2031		321	310,375
6.50%, 03/13/2027		154	161,700
6.75%, 09/21/2047		408	353,471
6.84%, 01/23/2030		655	673,274
6.875%, 08/04/2026		60	64,956
6.95%, 01/28/2060		979	848,206
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		395	482,863
4.80%, 04/21/2060(a)		395	512,366
Qatar Petroleum 3.30%, 07/12/2051(a)		386	388,577
Sinopec Group Overseas Development 2018 Ltd. 2.70%, 05/13/2030(a)		347	354,582
State Agency of Roads of Ukraine 6.25%, 06/24/2028(a)		360	355,500
State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(a)		321	394,348
State Savings Bank of Ukraine Via SSB #1 PLC 9.625%, 03/20/2025(a)		84	91,140
Trinidad Generation UnLtd. 5.25%, 11/04/2027(a)		200	205,162

Total Quasi-Sovereign Bonds (cost $11,112,805)			11,754,863

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Emerging Markets - Treasuries – 1.5%
Egypt Government Bond Series 5YR 14.06%, 01/12/2026	EGP	11,243	$690,321
Series 7Y 14.292%, 01/05/2028		5,777	353,020
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030	ZAR	15,823	976,223
Series 2048 8.75%, 02/28/2048		5,703	311,716
Series R213 7.00%, 02/28/2031		9,326	521,019

Total Emerging Markets - Treasuries (cost $2,997,500)			2,852,299

Treasury Bonds – 1.2%
Bonos de Tesoreria 6.15%, 08/12/2032	U.S.$	3,414	798,049
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	12,154	593,781
Peru Government Bond 5.94%, 02/12/2029	PEN	2,030	491,708
Russian Federal Bond – OFZ Series 6228 7.65%, 04/10/2030	RUB	24,167	341,642

Total Treasury Bonds (cost $2,476,955)			2,225,180

Regional Bonds – 0.0%
Provincia de Neuquen Argentina 2.50%, 04/27/2030(a) (cost $70,230)	U.S.$	70	43,270

Total Fixed Income (cost $69,359,580)			68,806,594

		Shares
EQUITY LINKED NOTES – 1.0%
Information Technology – 1.0%
Electronic Equipment, Instruments & Components – 1.0%
FPT Corp., Macquarie Bank Ltd., expiring 04/05/2023(c) (cost $735,561)		466,131	1,904,666

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
VFMVN30 ETF Fund(c)(j) (cost $97,798)		239,030	$257,426

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(j)(k)(l) (cost $5,704,068)		5,704,068	5,704,068

		Principal Amount (000)
Time Deposits – 0.4%
BBH, Grand Cayman (0.23)%, 10/01/2021	AUD	113	82,012
0.00%, 10/01/2021	CAD	1	622
3.50%, 10/01/2021	ZAR	116	7,712
Citibank, London (0.79)%, 10/01/2021	EUR	8	9,239
0.00%, 10/01/2021	GBP	3	4,396
Hong Kong & Shanghai Bank, Hong Kong 0.00%, 10/04/2021	HKD	321	41,298
Hong Kong & Shanghai Bank, Singapore 0.01%, 10/01/2021	SGD	1	664
Nordea Bank Norge, Oslo 0.01%, 10/01/2021	NOK	2	198
SEB, Stockholm (0.27)%, 10/01/2021	SEK	9	1,061
Sumitomo Trust Bank, London 0.01%, 10/01/2021	U.S.$	535	534,955
Sumitomo, Tokyo (0.41)%, 10/01/2021	JPY	5,002	44,944

Total Time Deposits (cost $727,101)			727,101

Total Short-Term Investments (cost $6,431,169)			6,431,169

Total Investments Before Security Lending Collateral for Securities Loaned – 98.3% (cost $162,775,791)			181,464,266

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB, 0.01%(j)(k)(l) (cost $1,512,481)	1,512,481	$1,512,481

Total Investments – 99.1% (cost $164,288,272)		182,976,747
Other assets less liabilities – 0.9%		1,619,674

Net Assets – 100.0%		$184,596,421

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE China A50 Index Futures	137	October 2021	$2,116,615	$60,794
Hang Seng China Enterprises Index Futures	68	October 2021	3,811,739	55,085
MSCI Emerging Markets Futures	176	December 2021	10,961,280	(476,356)
U.S. T-Note 10 Yr (CBT) Futures	41	December 2021	5,395,984	(71,109)
U.S. Ultra Bond (CBT) Futures	4	December 2021	764,251	(10,656)

Sold Contracts
U.S. 10 Yr Ultra Futures	8	December 2021	1,162,000	16,234

				$(426,008)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	61,993	USD	828	10/08/2021	$(6,762)
Bank of America, NA	EUR	3,211	USD	3,768	11/08/2021	46,148
Bank of America, NA	PEN	16,113	USD	3,926	11/12/2021	33,092
Bank of America, NA	USD	537	PEN	2,212	11/12/2021	(2,841)
Bank of America, NA	CNH	114,752	USD	17,710	12/09/2021	12,837
Barclays Bank PLC	BRL	1,859	USD	342	10/04/2021	399
Barclays Bank PLC	USD	351	BRL	1,859	10/04/2021	(9,487)
Barclays Bank PLC	INR	115,427	USD	1,537	10/08/2021	(17,002)
Barclays Bank PLC	USD	1,647	IDR	24,210,339	10/15/2021	41,368
Barclays Bank PLC	USD	631	TWD	17,598	10/21/2021	1,802
Barclays Bank PLC	COP	12,577,642	USD	3,267	11/12/2021	(26,522)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	498	CLP	391,408	11/12/2021	$(16,847)
Barclays Bank PLC	MYR	14,106	USD	3,375	12/22/2021	20,615
Barclays Bank PLC	USD	823	MYR	3,463	12/22/2021	786
BNP Paribas SA	HUF	866,756	USD	2,927	12/07/2021	139,764
Brown Brothers Harriman & Co.	THB	330,379	USD	10,063	10/07/2021	299,323
Brown Brothers Harriman & Co.	USD	4,107	THB	134,763	10/07/2021	(124,577)
Brown Brothers Harriman & Co.	USD	239	MXN	4,905	10/28/2021	(2,421)
Brown Brothers Harriman & Co.	USD	3,824	EUR	3,211	11/08/2021	(101,915)
Brown Brothers Harriman & Co.	ZAR	4,983	USD	333	11/24/2021	4,717
Brown Brothers Harriman & Co.	CZK	12,039	USD	561	12/07/2021	11,734
Brown Brothers Harriman & Co.	PLN	1,697	USD	430	12/07/2021	3,770
Brown Brothers Harriman & Co.	USD	496	CZK	10,777	12/07/2021	(4,571)
Citibank, NA	BRL	5,193	USD	955	10/04/2021	1,113
Citibank, NA	USD	985	BRL	5,193	10/04/2021	(30,870)
Citibank, NA	USD	8,199	INR	617,598	10/08/2021	115,533
Citibank, NA	COP	4,635,988	USD	1,210	11/12/2021	(4,256)
Deutsche Bank AG	BRL	34,780	USD	6,489	10/04/2021	102,175
Deutsche Bank AG	USD	6,394	BRL	34,780	10/04/2021	(7,456)
Deutsche Bank AG	USD	6,459	BRL	34,780	11/03/2021	(102,406)
Deutsche Bank AG	USD	1,577	RUB	116,204	12/15/2021	(1,015)
Goldman Sachs Bank USA	USD	1,179	IDR	17,262,129	10/15/2021	24,617
Goldman Sachs Bank USA	PHP	60,494	USD	1,206	10/21/2021	24,041
Goldman Sachs Bank USA	USD	3,633	PHP	184,565	10/21/2021	(28,093)
Goldman Sachs Bank USA	KRW	1,166,384	USD	1,013	10/28/2021	28,700
Goldman Sachs Bank USA	MXN	26,730	USD	1,321	10/28/2021	31,110
Goldman Sachs Bank USA	USD	1,901	KRW	2,250,809	10/28/2021	(1,111)
Goldman Sachs Bank USA	USD	555	CZK	12,039	12/07/2021	(5,526)
Goldman Sachs Bank USA	USD	2,197	CNH	14,330	12/09/2021	13,013
Goldman Sachs Bank USA	USD	7,288	MYR	30,302	12/22/2021	(81,777)
HSBC Bank USA	CLP	831,789	USD	1,046	11/12/2021	24,333
HSBC Bank USA	PLN	7,388	USD	1,916	12/07/2021	58,434
HSBC Bank USA	USD	1,091	HUF	328,710	12/07/2021	(34,071)
JPMorgan Chase Bank, NA	USD	374	INR	28,081	10/08/2021	4,062
JPMorgan Chase Bank, NA	IDR	5,284,398	USD	370	10/15/2021	1,490
JPMorgan Chase Bank, NA	USD	567	TWD	15,698	10/21/2021	(2,278)
Morgan Stanley Capital Services LLC	BRL	27,728	USD	5,098	10/04/2021	5,944
Morgan Stanley Capital Services LLC	USD	5,269	BRL	27,728	10/04/2021	(177,301)
Morgan Stanley Capital Services LLC	KRW	1,264,740	USD	1,081	10/28/2021	13,310
Royal Bank of Scotland PLC	USD	1,288	INR	95,310	10/08/2021	(5,133)
Standard Chartered Bank	INR	269,735	USD	3,645	10/08/2021	13,405
Standard Chartered Bank	USD	1,459	INR	107,667	10/08/2021	(9,688)

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	IDR	23,243,142	USD	1,621	10/15/2021	$308
Standard Chartered Bank	IDR	22,516,268	USD	1,553	10/15/2021	(17,717)
Standard Chartered Bank	PHP	391,817	USD	7,798	10/21/2021	144,395
Standard Chartered Bank	TWD	514,361	USD	18,454	10/21/2021	(51,455)
Standard Chartered Bank	USD	10,250	PHP	517,744	10/21/2021	(136,547)
Standard Chartered Bank	USD	2,945	TWD	82,056	10/21/2021	7,347
Standard Chartered Bank	USD	725	TWD	20,118	10/21/2021	(721)
Standard Chartered Bank	KRW	14,267,283	USD	12,451	10/28/2021	409,438
Standard Chartered Bank	USD	1,111	KRW	1,282,127	10/28/2021	(28,875)
Standard Chartered Bank	ZAR	18,020	USD	1,249	11/24/2021	61,203
UBS AG	USD	1,056	KRW	1,221,900	10/28/2021	(24,544)
UBS AG	USD	1,631	MXN	33,433	10/28/2021	(17,450)

						$619,091

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-EM Series 35, 5 Year Index, 12/20/2026*	(1.00)%	Quarterly	1.82%	USD	21,400	$844,539	$709,273	$135,266

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	490	02/22/2051	CPI#	2.348%	Maturity	$(34,960)	$	– 0	–	$(34,960)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	4,290	10/02/2029	3 Month LIBOR	1.589%	Quarterly/ Semi-Annual	$82,076	$	– 0	–	$82,076
USD	770	02/22/2051	1.854%	3 Month LIBOR	Semi-Annual/Quarterly	(4,436)		– 0	–	(4,436)

						$77,640	$	– 0	–	$77,640

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
MSCI Emerging Markets Growth	3 Month LIBOR plus 0.48%	Quarterly	USD	14,372	11/15/2021	$(212,483)
MSCI Emerging Markets Growth	3 Month LIBOR plus 0.46%	Quarterly	USD	2,569	05/16/2022	(37,864)

						$(250,347)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
FTSE 100 Index 12/17/2021*	21.95%	Maturity	GBP	4	$(792)	$	– 0	–	$(792)
Russell 2000 Index 12/17/2021*	30.20	Maturity	USD	2	31		– 0	–	31
Goldman Sachs International
Nikkei 225 Index 12/17/2021*	24.20	Maturity	JPY	762	(949)		– 0	–	(949)
JPMorgan Chase Bank, NA
Hang Seng China Enterprises Index 12/30/2021*	22.54	Maturity	HKD	155	137,824		– 0	–	137,824
UBS AG
FTSE 100 Index 11/19/2021*	21.60	Maturity	GBP	7	(20,889)		– 0	–	(20,889)
S&P/ASX 200 Index 12/16/2021*	18.85	Maturity	AUD	8	8,207		– 0	–	8,207

Sale Contracts
Bank of America, NA
FTSE 100 Index 11/19/2021*	19.20	Maturity	GBP	6	7		– 0	–	7
JPMorgan Chase Bank, NA
Hang Seng China Enterprises Index 10/28/2021*	32.90	Maturity	HKD	83	21,899		– 0	–	21,899

					$145,338	$	– 0	–	$145,338

*	Termination date

38 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $54,355,119 or 29.4% of net assets.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2021.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Digicel Group Holdings Ltd. 7.00%, 10/18/2021	01/14/2019- 04/01/2021	$12,445	$13,343	0.01%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058	01/22/2021	20,463	2,183	0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019- 10/31/2020	198,834	1,060	0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/12/2013	172,628	1,010	0.00%

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Fair valued by the Adviser.

(j)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

CBT – Chicago Board of Trade

CDX-EM – Emerging Market Credit Default Swap Index

CPI – Consumer Price Index

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

See notes to financial statements.

40 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

September 30, 2021 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $157,071,723)	$175,760,198	(a)
Affiliated issuers (cost $7,216,549—including investment of cash collateral for securities loaned of $1,512,481)	7,216,549
Cash	128,880
Cash collateral due from broker	2,666,004
Foreign currencies, at value (cost $492,093)	486,632
Unrealized appreciation on forward currency exchange contracts	1,700,326
Unaffiliated dividends and interest receivable	1,251,763
Receivable for investment securities sold	307,269
Receivable for capital stock sold	217,996
Unrealized appreciation on variance swaps	167,968
Receivable for variation margin on futures	88,715
Receivable for terminated variance swaps	33,524
Receivable for variation margin on centrally cleared swaps	12,091
Affiliated dividends receivable	62

Total assets	190,037,977

Liabilities
Payable for collateral received on securities loaned	1,512,481
Unrealized depreciation on forward currency exchange contracts	1,081,235
Payable for capital stock redeemed	829,140
Payable for investment securities purchased and foreign currency transactions	641,550
Payable for capital gains taxes	452,991
Cash collateral due to broker	260,000
Unrealized depreciation on total return swaps	250,347
Advisory fee payable	91,410
Payable for terminated total return swaps	44,590
Unrealized depreciation on variance swaps	22,630
Administrative fee payable	11,479
Transfer Agent fee payable	4,601
Distribution fee payable	1,806
Directors’ fee payable	304
Accrued expenses and other liabilities	236,992

Total liabilities	5,441,556

Net Assets	$184,596,421

Composition of Net Assets
Capital stock, at par	$1,843
Additional paid-in capital	173,764,179
Distributable earnings	10,830,399

	$184,596,421

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 41

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,557,956	356,016	$9.99	*

C	$974,510	98,012	$9.94

Advisor	$176,176,504	17,587,071	$10.02

R	$297,141	29,605	$10.04

K	$275,315	27,510	$10.01

I	$301,895	30,430	$9.92

Z	$3,013,100	302,918	$9.95

(a)	Includes securities on loan with a value of $1,560,630 (see Note E).

*	The maximum offering price per share for Class A shares was $10.43, which reflects a sales charge of 4.25%.

See notes to financial statements.

42 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $351,521)	$2,752,840
Affiliated issuers	608
Interest (net of foreign taxes withheld of $19,861)	2,087,315
Securities lending income	2,532	$4,843,295

Expenses
Advisory fee (see Note B)	830,453
Transfer agency—Class A	755
Transfer agency—Class C	235
Transfer agency—Advisor Class	37,365
Transfer agency—Class R	438
Transfer agency—Class K	294
Transfer agency—Class I	33
Transfer agency—Class Z	342
Distribution fee—Class A	4,695
Distribution fee—Class C	5,384
Distribution fee—Class R	842
Distribution fee—Class K	368
Custody and accounting	156,965
Registration fees	52,377
Audit and tax	39,650
Administrative	38,067
Printing	22,567
Legal	16,424
Directors’ fees	10,505
Miscellaneous	33,345

Total expenses	1,251,104
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(275,463)

Net expenses		975,641

Net investment income		3,867,654

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 43

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$3,408,272
Forward currency exchange contracts	912,037
Futures	(984,868)
Swaps	(4,112,970)
Swaptions written	145,486
Foreign currency transactions	(133,530)
Net change in unrealized appreciation/depreciation on:
Investments(b)	(7,456,456)
Forward currency exchange contracts	(351,826)
Futures	(447,773)
Swaps	2,216,817
Swaptions written	(77,821)
Foreign currency denominated assets and liabilities	11,891

Net loss on investment and foreign currency transactions	(6,870,741)

Net Decrease in Net Assets from Operations	$(3,003,087)

(a)	Net of foreign realized capital gains taxes of $242,591.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $25,293.

See notes to financial statements.

44 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,867,654	$3,907,333
Net realized gain (loss) on investment and foreign currency transactions	(765,573)	14,555,103
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(6,105,168)	44,932,603

Net increase (decrease) in net assets from operations	(3,003,087)	63,395,039
Distributions to Shareholders
Class A	(60,063)	(72,649)
Class C	(12,577)	(16,421)
Advisor Class	(3,168,365)	(4,047,068)
Class R	(4,401)	(5,023)
Class K	(4,430)	(5,736)
Class I	(5,627)	(1,449)
Class Z	(60,077)	(6,691)
Capital Stock Transactions
Net increase (decrease)	(1,027,477)	5,693,668

Total increase (decrease)	(7,346,104)	64,933,670
Net Assets
Beginning of period	191,942,525	127,008,855

End of period	$184,596,421	$191,942,525

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS

September 30, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

48 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2021:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$3,517,092		$22,021,653		$	– 0	–	$25,538,745
Information Technology	2,370,269		22,153,465			– 0	–	24,523,734
Consumer Discretionary	1,324,010		10,729,408			– 0	–	12,053,418
Materials	1,551,573		10,262,434			– 0	–	11,814,007
Energy	3,236,890		5,578,728			– 0	–	8,815,618
Communication Services	486,228		4,451,194			– 0	–	4,937,422
Industrials	2,091,072		1,989,722			– 0	–	4,080,794
Real Estate	1,369,638		2,537,917			– 0	–	3,907,555
Utilities	1,147,064		2,434,663			– 0	–	3,581,727
Consumer Staples	846,409		1,596,603			– 0	–	2,443,012
Health Care	854,475		1,513,904			– 0	–	2,368,379
Fixed Income Securities:
Sovereign Bonds	– 0	–	37,411,386			– 0	–	37,411,386
Corporate Bonds	– 0	–	14,518,536			1,060		14,519,596
Quasi-Sovereign Bonds	– 0	–	11,754,863			– 0	–	11,754,863
Emerging Markets—Treasuries	– 0	–	2,852,299			– 0	–	2,852,299
Treasury Bonds	– 0	–	2,225,180			– 0	–	2,225,180
Regional Bonds	– 0	–	43,270			– 0	–	43,270
Equity Linked Notes	– 0	–	1,904,666			– 0	–	1,904,666
Investment Companies	– 0	–	257,426			– 0	–	257,426
Short-Term Investments:
Investment Companies	5,704,068		– 0	–		– 0	–	5,704,068
Time Deposits	– 0	–	727,101			– 0	–	727,101
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,512,481		– 0	–		– 0	–	1,512,481

Total Investments in Securities	26,011,269		156,964,418	+		1,060		182,976,747
Other Financial Instruments*:
Assets
Futures	16,234		115,879			– 0	–	132,113	†
Forward Currency Exchange Contracts	– 0	–	1,700,326			– 0	–	1,700,326
Centrally Cleared Credit Default Swaps	– 0	–	844,539			– 0	–	844,539	†
Centrally Cleared Interest Rate Swaps	– 0	–	82,076			– 0	–	82,076	†
Variance Swaps	– 0	–	167,968			– 0	–	167,968
Liabilities
Futures	(558,121)		– 0	–		– 0	–	(558,121	)†
Forward Currency Exchange Contracts	– 0	–	(1,081,235)			– 0	–	(1,081,235)
Centrally Cleared Inflation Swaps	– 0	–	(34,960)			– 0	–	(34,960	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(4,436)			– 0	–	(4,436	)†
Total Return Swaps	– 0	–	(250,347)			– 0	–	(250,347)
Variance Swaps	– 0	–	(22,630)			– 0	–	(22,630)

Total	$25,469,382		$158,481,598			$1,060		$183,952,040

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NOTES TO FINANCIAL STATEMENTS (continued)

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“the Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares,

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respectively. For the six months ended September 30, 2021, such waivers/reimbursements amounted to $272,372. The Expense Caps may not be terminated before July 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended September 30, 2021, the reimbursement for such services amounted to $38,067.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $15,193 for the six months ended September 30, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $202 from the sale of Class A shares and received $48 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended September 30, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended September 30, 2021, such waiver amounted to $3,091.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2021 is as follows:

					Distributions
Fund	Market Value 3/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$12,729	$43,458	$50,483	$5,704	$1
Government Money Market Portfolio*	634	9,074	8,195	1,513	0	**

Total				$7,217	$1

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $9,041, $897 and $2,386 for Class C, Class K and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended September 30, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$79,981,233		$76,173,960
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$29,702,944
Gross unrealized depreciation	(10,748,449)

Net unrealized appreciation	$18,954,495

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended September 30, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended September 30, 2021, the Fund held futures for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended September 30, 2021, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended September 30, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the

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Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended September 30, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the

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agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended September 30, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended September 30, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in

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which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended September 30, 2021, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended September 30, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$82,076	*	Payable for variation margin on centrally cleared swaps	$39,396	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$16,234	*	Payable for variation margin on futures	$81,765	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,700,326		Unrealized depreciation on forward currency exchange contracts	1,081,235

Credit contracts	Receivable for variation margin on centrally cleared swaps	135,266	*

Equity contracts	Unrealized appreciation on variance swaps	167,968		Unrealized depreciation on variance swaps	22,630

Equity contracts				Unrealized depreciation on total return swap	250,347

Equity contracts	Receivable for variation margin on futures	115,879	*	Payable for variation margin on futures	476,356	*

Total		$2,217,749			$1,951,729

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(18,990)	$21,389

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(28,872)	(94,156)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	912,037	(351,826)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(185,756)	$75,479

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(203,445)	7,728

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	145,486	(77,821)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(3,890,535)	2,187,700

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(955,996)	(353,617)

Total		$(4,226,071)	$1,414,876

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2021:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$17,867,857
Centrally Cleared Interest Rate Swaps
Average notional amount	$6,918,880
Credit Default Swaps:
Average notional amount of sale contracts	$56,000	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$76,373,796
Average principal amount of sale contracts	$113,147,626
Futures:
Average notional amount of buy contracts	$18,433,136
Average notional amount of sale contracts	$1,169,103
Total Return Swaps:
Average notional amount	$18,913,231
Variance Swaps:
Average notional amount	$803,720
Purchased Swaptions:
Average notional amount	$14,503,333	(a)
Swaptions Written:
Average notional amount	$29,006,667	(a)

(a)	Positions were open for two months during the reporting period.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of September 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA.	$92,115	$(10,395)	$	– 0	–	$	– 0	–	$81,720
Barclays Bank PLC	64,970	(64,970)	– 0	–	– 0	–	– 0	–
BNP Paribas	139,764	– 0	–	– 0	–	– 0	–	139,764
Brown Brothers Harriman & Co.	319,544	(233,484)	– 0	–	– 0	–	86,060
Citibank, NA.	116,646	(35,126)	– 0	–	– 0	–	81,520
Deutsche Bank AG	102,175	(102,175)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	121,481	(121,481)	– 0	–	– 0	–	– 0	–
HSBC Bank USA.	82,767	(34,071)	– 0	–	– 0	–	48,696
JPMorgan Chase Bank, NA.	165,275	(2,278)	– 0	–	– 0	–	162,997
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	19,254	(19,254)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank.	636,096	(245,003)	(260,000)	– 0	–	131,093
UBS AG	8,207	(8,207)	– 0	–	– 0	–	– 0	–

Total	$1,868,294	$(876,444)	$(260,000)	$	– 0	–	$731,850	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA.	$10,395	$(10,395)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	69,858	(64,970)	– 0	–	– 0	–	4,888
Brown Brothers Harriman & Co.	233,484	(233,484)	– 0	–	– 0	–	– 0	–
Citibank, NA.	35,126	(35,126)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	110,877	(102,175)	– 0	–	– 0	–	8,702
Goldman Sachs Bank USA/Goldman Sachs International	367,803	(121,481)	(246,322)	– 0	–	– 0	–
HSBC Bank USA.	34,071	(34,071)	– 0	–	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA.	$2,278	$(2,278)		$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	177,301	(19,254)			– 0	–		– 0	–		158,047
Royal Bank of Scotland PLC	5,133	– 0	–		– 0	–		– 0	–		5,133
Standard Chartered Bank.	245,003	(245,003)			– 0	–		– 0	–		– 0	–
UBS AG	62,883	(8,207)			– 0	–		– 0	–		54,676

Total	$1,354,212	$(876,444)			$(246,322)		$	– 0	–		$231,446	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the

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NOTES TO FINANCIAL STATEMENTS (continued)

securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended September 30, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 1,560,630	$1,512,481	$144,678	$2,502	$30	$	– 0 –

*	As of September 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021

Class A
Shares sold	26,320	222,548	$275,097	$2,170,281

Shares issued in reinvestment of dividends	4,184	5,919	43,884	54,875

Shares converted from Class C	6,048	1,957	65,127	17,182

Shares redeemed	(32,963)	(309,557)	(344,482)	(2,860,594)

Net increase (decrease)	3,589	(79,133)	$39,626	$(618,256)

Class C
Shares sold	5,165	8,263	$53,141	$83,219

Shares issued in reinvestment of dividends	885	1,313	9,216	12,108

Shares converted to Class A	(6,088)	(1,967)	(65,127)	(17,182)

Shares redeemed	(10,504)	(43,154)	(107,298)	(372,886)

Net decrease	(10,542)	(35,545)	$(110,068)	$(294,741)

Advisor Class
Shares sold	1,585,784	5,541,078	$16,619,517	$50,185,208

Shares issued in reinvestment of dividends	240,010	356,037	2,523,778	3,327,303

Shares redeemed	(2,141,258)	(5,319,714)	(22,516,953)	(47,683,195)

Net increase (decrease)	(315,464)	577,401	$(3,373,658)	$5,829,316

Class R
Shares sold	2,021	6,833	$21,249	$63,408

Shares issued in reinvestment of dividends	405	518	4,260	4,859

Shares redeemed	(6,042)	(12,515)	(63,156)	(96,959)

Net decrease	(3,616)	(5,164)	$(37,647)	$(28,692)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31, 2021

Class K
Shares sold	1,028	3,085	$10,707	$26,783

Shares issued in reinvestment of dividends	407	596	4,271	5,542

Shares redeemed	(2,138)	(5,557)	(21,929)	(49,680)

Net decrease	(703)	(1,876)	$(6,951)	$(17,355)

Class I
Shares sold	863	32,024	$9,005	$338,111

Shares issued in reinvestment of dividends	522	120	5,441	1,212

Shares redeemed	(1,765)	(2,831)	(17,924)	(26,710)

Net increase (decrease)	(380)	29,313	$(3,478)	$312,613

Class Z
Shares sold	279,206	46,618	$2,906,567	$507,670

Shares issued in reinvestment of dividends	5,736	679	59,893	6,455

Shares redeemed	(49,542)	(323)	(501,761)	(3,342)

Net increase	235,400	46,974	$2,464,699	$510,783

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Sovereign Debt Risk—Investments in sovereign debt obligations expose the Fund to the direct or indirect consequences of political, social and economic changes in countries that issue the obligations. Such changes may affect a foreign government’s willingness or ability to make timely payments of its obligations. In addition, no established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price of an instrument and the Fund’s ability to dispose of particular instruments.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended September 30, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending March 31, 2022 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$4,155,037	$7,851,100

Total taxable distributions paid	$4,155,037	$7,851,100

As of March 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(6,459,083	)(a)
Unrealized appreciation/(depreciation)	24,317,317	(b)

Total accumulated earnings/(deficit)	$17,858,234	(c)

(a)

As of March 31, 2021, the Fund had a net capital loss carryforward of $6,459,083. During the fiscal year, the Fund utilized $12,022,346 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of hyper-inflationary currency contracts, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2021, the Fund had a net short-term capital loss carryforward of $1,701,223 and a net long-term capital loss carryforward of $4,757,860, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.34	$ 7.04	$ 8.89	$ 10.00	$ 9.20	$ 8.59

Income From Investment Operations

Net investment income(a)(b)	.20	.19	.29	.30	.25	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	3.32	(1.68)	(.95)	.89	.74

Net increase (decrease) in net asset value from operations	(.18)	3.51	(1.39)	(.65)	1.14	.98

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.21)	(.46)	(.46)	(.33)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.07)

Total dividends and distributions	(.17)	(.21)	(.46)	(.46)	(.34)	(.37)

Net asset value, end of period	$ 9.99	$ 10.34	$ 7.04	$ 8.89	$ 10.00	$ 9.20

Total Return

Total investment return based on net asset value(c)	(1.84)%	50.17%	(16.50)%	(6.20)%	12.56%	11.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,558	$3,644	$3,040	$5,510	$10,849	$4,764

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.24	%(f)	1.23%	1.23%	1.24%	1.23%	1.51%

Expenses, before waivers/reimbursements(d)(e)†	1.52	%(f)	1.64%	1.76%	1.80%	1.92%	2.92%

Net investment income(b) .	3.73	%(f)	2.14%	3.26%	3.36%	2.51%	2.68%

Portfolio turnover rate	43%	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 82.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.29	$ 7.01	$ 8.85	$ 9.95	$ 9.19	$ 8.59

Income From Investment Operations

Net investment income(a)(b)	.15	.13	.22	.23	.16	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	3.29	(1.66)	(.93)	.89	.75

Net increase (decrease) in net asset value from operations	(.22)	3.42	(1.44)	(.70)	1.05	.92

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.14)	(.40)	(.40)	(.28)	(.26)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.06)

Total dividends and distributions	(.13)	(.14)	(.40)	(.40)	(.29)	(.32)

Net asset value, end of period	$ 9.94	$ 10.29	$ 7.01	$ 8.85	$ 9.95	$ 9.19

Total Return

Total investment return based on net asset value(c)	(2.23)%	49.01%	(17.11)%	(6.79	)%^	11.63	%^	11.00	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$975	$1,117	$1,010	$2,234	$2,792	$497

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.99	%(f)	1.98%	1.98%	1.99%	1.98%	2.26%

Expenses, before waivers/reimbursements(d)(e)†	2.27	%(f)	2.40%	2.51%	2.58%	2.69%	3.69%

Net investment income(b)	2.93	%(f)	1.40%	2.54%	2.54%	1.57%	1.97%

Portfolio turnover rate	43%	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 82.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.36	$ 7.06	$ 8.91	$ 10.02	$ 9.22	$ 8.61

Income From Investment Operations

Net investment income(a)(b)	.21	.22	.30	.32	.27	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	3.31	(1.66)	(.95)	.89	.74

Net increase (decrease) in net asset value from operations	(.16)	3.53	(1.36)	(.63)	1.16	1.01

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.23)	(.49)	(.48)	(.35)	(.33)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.07)

Total dividends and distributions	(.18)	(.23)	(.49)	(.48)	(.36)	(.40)

Net asset value, end of period	$ 10.02	$ 10.36	$ 7.06	$ 8.91	$ 10.02	$ 9.22

Total Return

Total investment return based on net asset value(c)	(1.62)%	50.40%	(16.24)%	(5.93)%	12.78%	12.07%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$176,176	$185,534	$122,322	$118,492	$126,029	$42,000

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	.99	%(f)	.98%	.98%	.99%	.98%	1.24%

Expenses, before waivers/reimbursements(d)(e)†	1.27	%(f)	1.39%	1.51%	1.58%	1.67%	2.64%

Net investment income(b)	3.97	%(f)	2.36%	3.42%	3.53%	2.76%	3.07%

Portfolio turnover rate	43%	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 82.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.37	$ 7.05	$ 8.88	$ 9.97	$ 9.17	$ 8.57

Income From Investment Operations

Net investment income(a)(b)	.18	.17	.25	.27	.22	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	3.31	(1.65)	(.94)	.89	.78

Net increase (decrease) in net asset value from operations	(.19)	3.48	(1.40)	(.67)	1.11	.96

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.16)	(.43)	(.42)	(.30)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.06)

Total dividends and distributions	(.14)	(.16)	(.43)	(.42)	(.31)	(.36)

Net asset value, end of period	$ 10.04	$ 10.37	$ 7.05	$ 8.88	$ 9.97	$ 9.17

Total Return

Total investment return based on net asset value(c)	(1.88)%	49.68%	(16.64)%	(6.39)%	12.20%	11.51%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$297	$345	$271	$305	$327	$184

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.49	%(f)	1.48%	1.48%	1.49%	1.48%	1.72%

Expenses, before waivers/reimbursements(d)(e)†	1.99	%(f)	2.10%	2.23%	2.23%	2.29%	3.24%

Net investment income(b)	3.43	%(f)	1.84%	2.92%	3.06%	2.26%	2.08%

Portfolio turnover rate	43%	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 82.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.35	$ 7.04	$ 8.87	$ 9.97	$ 9.16	$ 8.56

Income From Investment Operations

Net investment income(a)(b)	.20	.19	.29	.29	.26	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	3.31	(1.67)	(.94)	.88	.71

Net increase (decrease) in net asset value from operations	(.18)	3.50	(1.38)	(.65)	1.14	.97

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.19)	(.45)	(.45)	(.32)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.07)

Total dividends and distributions	(.16)	(.19)	(.45)	(.45)	(.33)	(.37)

Net asset value, end of period	$ 10.01	$ 10.35	$ 7.04	$ 8.87	$ 9.97	$ 9.16

Total Return

Total investment return based on net asset value(c)	(1.82)%	50.10	%^	(16.55)%	(6.19)%	12.56%	11.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$275	$292	$212	$313	$333	$298

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.24	%(f)	1.23%	1.23%	1.24%	1.23%	1.53%

Expenses, before waivers/reimbursements(d)(e)†	1.68	%(f)	1.80%	1.92%	1.96%	2.01%	2.89%

Net investment income(b)	3.72	%(f)	2.13%	3.34%	3.26%	2.67%	2.94%

Portfolio turnover rate	43%	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 82.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.27	$ 6.99	$ 8.83	$ 9.94	$ 9.16	$ 8.56

Income From Investment Operations

Net investment income(a)(b)	.21	.20	.36	.28	.30	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	3.31	(1.72)	(.90)	.85	.72

Net increase (decrease) in net asset value from operations	(.17)	3.51	(1.36)	(.62)	1.15	1.00

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.23)	(.48)	(.49)	(.36)	(.33)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.07)

Total dividends and distributions	(.18)	(.23)	(.48)	(.49)	(.37)	(.40)

Net asset value, end of period	$ 9.92	$ 10.27	$ 6.99	$ 8.83	$ 9.94	$ 9.16

Total Return

Total investment return based on net asset value(c)	(1.72)%	50.61%	(16.30)%	(5.93)%	12.68	%^	12.15	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$302	$316	$10	$151	$2,012	$16,952

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	.99	%(f)	.99%	.98%	.99%	.98%	1.28%

Expenses, before waivers/reimbursements(d)(e)†	1.25	%(f)	1.25%	1.46%	1.46%	1.58%	2.51%

Net investment income(b)	3.98	%(f)	1.99%	4.19%	3.03%	3.12%	3.19%

Portfolio turnover rate	43%	88%	117%	110%	74%	118%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.02%	.02%

See footnote summary on page 82.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended September 30, 2021 (unaudited)	Year Ended March 31,	July 31, 2017(g) to March 31, 2018
2021	2020	2019

Net asset value, beginning of period	$ 10.29	$ 7.01	$ 8.85	$ 9.95	$ 9.81

Income From Investment Operations

Net investment income(a)(b)	.21	.22	.24	.31	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	3.29	(1.59)	(.93)	.30

Net increase (decrease) in net asset value from operations	(.16)	3.51	(1.35)	(.62)	.45

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.23)	(.49)	(.48)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.18)	(.23)	(.49)	(.48)	(.31)

Net asset value, end of period	$ 9.95	$ 10.29	$ 7.01	$ 8.85	$ 9.95

Total Return

Total investment return based on net asset value(c)	(1.62)%	50.47%	(16.25)%	(5.90	)%^	4.66	%^

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,013	$695	$144	$9	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	.99	%(f)	.99%	.99%	.99%	.98	%(f)

Expenses, before waivers/reimbursements(d)(e)†	1.25	%(f)	1.32%	1.54%	1.60%	1.71	%(f)

Net investment income(b)	4.03	%(f)	2.29%	2.78%	3.49%	2.26	%(f)

Portfolio turnover rate	43%	88%	117%	110%	74%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01%	.01%	.01%

See footnote summary on page 82.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for years ended March 31, 2021, March 31, 2020, March 31, 2019, March 31, 2018 and March 31, 2017, such waiver amounted to 0.01%, 0.01%, 0.01%, 0.01% and 0.02%, respectively.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2021 (unaudited)(f)	Year Ended March 31,
		2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	1.24%	1.23%	1.23%	1.24%	1.23%	1.51%
Before waivers/reimbursements	1.52%	1.64%	1.76%	1.80%	1.92%	2.92%
Class C
Net of waivers/reimbursements	1.99%	1.98%	1.98%	1.98%	1.98%	2.26%
Before waivers/reimbursements	2.27%	2.40%	2.51%	2.57%	2.69%	3.69%
Advisor Class
Net of waivers/reimbursements	.99%	.98%	.98%	.98%	.98%	1.24%
Before waivers/reimbursements	1.27%	1.39%	1.51%	1.57%	1.67%	2.64%
Class R
Net of waivers/reimbursements	1.49%	1.48%	1.48%	1.48%	1.48%	1.72%
Before waivers/reimbursements	1.99%	2.10%	2.23%	2.22%	2.29%	3.24%
Class K
Net of waivers/reimbursements	1.24%	1.23%	1.23%	1.24%	1.23%	1.53%
Before waivers/reimbursements	1.68%	1.80%	1.92%	1.96%	2.01%	2.89%
Class I
Net of waivers/reimbursements	.99%	.99%	.98%	.98%	.98%	1.28%
Before waivers/reimbursements	1.25%	1.25%	1.46%	1.45%	1.58%	2.51%

	Six Months Ended September 30, 2021 (unaudited)(f)	Year Ended March 31,			July 31, 2017(g) to March 31, 2018(f)
		2021	2020	2019

Class Z
Net of waivers/reimbursements	.99%	.99%	.99%	.99%	.98%
Before waivers/reimbursements	1.25%	1.32%	1.54%	1.60%	1.71%

(f)	Annualized.

(g)	Commencement of distribution.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Christian DiClementi(2), Vice President Henry S. Mallari-D’Auria(2), Vice President Morgan C. Harting(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, NY 10001

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. DiClementi, Harting & Mallari-D’Auria are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 91

NOTES

92 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0152-0921

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 26, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2021